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                                                                      EXHIBIT 23



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report, dated January 6, 1996, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-6355, 33-6365, 33-58747 and 33-58743 on Form S-8.



                                                 ARTHUR ANDERSEN LLP


Roseland, New Jersey
January 29, 1997